Supplement Dated June 28, 2018
To the Product Prospectuses for:

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Life Flexible Premium Variable Life Account M

Lincoln VULONE 2007	Lincoln AssetEdge® VUL
Lincoln VULONE 2012	Lincoln VULONE 2014
Lincoln AssetEdge® VUL 2015

Lincoln Life Flexible Premium Variable Life Account R

Lincoln PreservationEdge® SVUL	Lincoln SVULONE 2007
Lincoln SVULONE 2013	Lincoln SVULONE 2016

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

Lincoln Life & Annuity Flexible Premium Variable Life Account M

Lincoln VULONE 2010	Lincoln AssetEdge® VUL
Lincoln AssetEdge® VUL 2015

LLANY Separate Account R for Flexible Premium Variable Life Insurance

Lincoln PreservationEdge® SVUL	Lincoln SVULONE 2007

This Supplement outlines changes to the investment options under your policy. All other provisions outlined in your prospectus, as supplemented, remain unchanged. This Supplement is for informational purposes and requires no action on your part.

The Deutsche Variable Series II has notified us that the name of the trust will be changed to Deutsche DWS Variable Series II effective July 2, 2018.

In addition the name of the following fund will be changed effective July 2, 2018. There are no changes to the fees or investment objective. All other information about the funds can be found in the fund's prospectus.

CURRENT FUND NAME	NEW FUND NAME

Deutsche Alternative Asset Allocation VIP Portfolio	DWS Alternative Asset Allocation VIP Portfolio

Please retain this Supplement for future reference.